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                                                                   EXHIBIT 10(J)
                              CONFIDENTIAL TREATMENT REQUESTED BY POWERTEL, INC.


                              AMENDMENT NUMBER 1 TO

                              ACQUISITION AGREEMENT
              ERICSSON CMS 40 PERSONAL COMMUNICATION SYSTEMS (PCS)
                                 BY AND BETWEEN

                                  ERICSSON INC.
                                       AND
                                 POWERTEL, INC.

This Amendment Number 1 ("Amendment") to the Acquisition Agreement for Ericsson CMS 40 Personal Communication System (PCS), Number 9109 (as amended hereby, together with all attachments, the "Agreement") by and between Ericsson Inc. ("SELLER") and Powertel PCS, Inc. (f/k/a InterCel PCS Services, Inc.) is effective as of September 2nd, 1997. Powertel PCS, Inc. and its Affiliates are referred to herein as "PURCHASER." The Agreement is amended as set forth below.

ARTICLE 1         PURCHASE COMMITMENT

1.       The "Kentucky and Tennessee BTAs" are defined as:

                  Bowling Green-Glasgow, KY [#052];
                  Clarksville, TN /Hopkinsville, KY [#083];
                  Cookeville, TN [#096];
                  Corbin, KY [#098];
                  Evansville, IN [#135];
                  Knoxville, TN [#232];
                  Lexington, KY [#252];
                  Louisville, KY [#263];
                  Madisonville, KY [#273];
                  Nashville, TN [#314];
                  Owensboro, KY [#338];
                  Paducah-Murray-Mayfield, KY [#339]; and
                  Somerset, KY [#423].

                  Unless stated otherwise, the Kentucky and Tennessee BTAs together comprise one (1) Market.

2.       Amend the Agreement Article 1.29 as follows:

         a) DELETE: "... except as modified or clarified in the September 17, 1995 Request for Quotation ("RFQ"), issued by Purchaser, SELLER's October 17, 1995 response to the RFQ, and the Requests for Clarifications and Responses thereto set forth as Attachment N."

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         b)       REPLACE WITH: "...except as modified or clarified in the
                  September 17, 1995 Request for Quotation ("RFQ") or the May 8, 1997 Request for Quotation ("RFQII") issued by PURCHASER, SELLER's October 17, 1995 response to the RFQ, SELLER's June 9, 1997 response to RFQII, PURCHASER's Requests for Clarifications of SELLER's responses to the RFQ and RFQII, and SELLER's Responses PURCHASER's Requests for Clarifications, as set forth in Attachment N."

3. Upon the terms and conditions as set forth in the Agreement and the Amendment, PURCHASER hereby agrees to purchase from SELLER, and SELLER hereby agrees to sell to PURCHASER for installation and operation in the Atlanta, Birmingham, Jacksonville, and Memphis/Jackson MTAs and the Kentucky and Tennessee BTAs, or such other markets or locations as PURCHASER may specify, the Initial Configuration of the System, including the Equipment, Software, Installation and any Documentation ordered therefor, OSS, as well as any other services described in the Agreement as may be ordered by PURCHASER as part of the Initial Configuration. SELLER shall render such services provided that PURCHASER is in compliance in all material respects with its obligations and requirements under the Agreement and Amendment. The parties shall mutually agree to a schedule for buildout of the Kentucky and Tennessee BTAs.

4.       Amend the Agreement Article 2.2 as follows:

         a) DELETE: "... under the same terms and conditions as set forth herein, ..."

         b) REPLACE WITH: "...under the terms and conditions set forth in the Agreement."

5.       Amend the Agreement Article 2.3, "Scope of Agreement," as follows:

         a) DELETE: "...PURCHASER would utilize SELLER as the exclusive PCS 1900 Equipment provider for a term of 3 years for the Atlanta MTA as well as the three MTAs, as set forth more fully below..."

         b) REPLACE WITH: "...PURCHASER would utilize SELLER as the exclusive PCS 1900 Equipment provider for the Birmingham, Memphis/Jackson, Jacksonville, and Atlanta MTAs and for the Kentucky and Tennessee BTAs, as set forth more fully below..."

         c) DELETE: "...The term of exclusivity would run independently for each MTA, and would commence six (6) months prior to the date of Acceptance for such MTA, as set forth in Article 9, and end three (3) years thereafter..."

         d) REPLACE WITH: "...The term of exclusivity would run simultaneously for the Birmingham, Memphis/Jackson, Jacksonville, and Atlanta MTAs and for the Kentucky and Tennessee BTAs, and would commence on March 4, 1996, and end on December 31, 2001..."

         e) DELETE: "PURCHASER's grant of exclusivity is conditioned upon SELLER continuing to make available to PURCHASER sufficient quantities of PCS 1900 equipment, under the terms and conditions of this Agreement, to meet PURCHASER's needs in all of the MTAs."

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         f)       REPLACE WITH: "PURCHASER's grant of exclusivity is conditioned upon SELLER continuing to make available to PURCHASER sufficient quantities of PCS 1900 equipment, under the terms and conditions of the Agreement to meet PURCHASER's needs in all of the MTAs and the Kentucky and Tennessee BTAs."

6.       Agreement Article 2.4 is deleted and replaced by the following:

                  "In addition to the requirements of Section 2.3 above, PURCHASER's grant of exclusivity shall automatically terminate in the event that SELLER fails to meet the 31 August 1998 commercial in-service date for the Initial Configuration for the Kentucky and Tennessee BTAs. In addition, the grant of exclusivity will automatically terminate (i) if the SELLER is in default of any material term of the Agreement, the Financing Agreement or the Preferred Stock Agreement and fails to cure such default within ten (10) days written notice of such default; (ii) upon termination of this Agreement or Amendment as provided in Article 24; or (iii) any claim by SELLER of force majeur under Article 10.3 hereto."

                  In the event that SELLER fails to meet the commercial in-service date for the Kentucky and Tennessee BTAs, exclusivity shall remain in effect for the Birmingham, Memphis/Jackson, Jacksonville, and Atlanta MTAs according to the terms of the Acquisition Agreement dated 4 March 1996.

7.       Agreement Article 3 is deleted and replaced by the following:

                  "ARTICLE 3     TERM OF AGREEMENT

                  This Agreement shall commence 4 March 1996 and continue until 31 August 2002 (hereinafter, the "Term") unless terminated on an earlier date as provided herein, except as to those provisions which by their express terms survive such termination."

8.       Agreement Article 4, Section 4.8, is amended as follows:

         a) ADD: "If at any time during the Term, SELLER contracts with another customer for the purchase or delivery of equipment, products, services, or other deliverables similar to the deliverables SELLER provides PURCHASER, on a basis that provides more favorable prices to the customer than those provided to PURCHASER, for comparable or lower volumes, SELLER shall apply the more favorable prices to the deliverables which, as of the effective date of such more favorable pricing, have been ordered by PURCHASER. An executive officer with SELLER will certify for the PURCHASER, in writing, that the prices SELLER gives to PURCHASER are comparable to or more favorable than prices SELLER gives to its other customers during the term of this Agreement. Such certification will be given at least annually beginning during the 1999 calendar year."

         b) DELETE: "or prices offered to another SELLER customer when such customer makes bulk purchase of a Product; provided, however, that the purchase of an initial configuration for a system shall not be considered a "bulk" purchase for purposes of this sentence."

         c) REPLACE: "...Most Favored Pricing will not apply to prices offered to new customers as an incentive to change out an entire built-out PCS system..."



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                  WITH: "...Most Favored Pricing will not apply to prices
                  offered to new customers for an Initial Configuration or as an incentive to change out an entire built-out PCS system..."

9.       Agreement Article 10.1(a) is amended by the addition of the following:

                  "PURCHASER shall also be entitled to, and SELLER shall pay to PURCHASER, damages in accordance with this Paragraph if, due solely to SELLER's fault or negligence, installation and Acceptance of the Initial Configuration of the Kentucky and Tennessee BTAs do not occur before the applicable dates negotiated by the parties."

10. The term "Agreement," wherever used in the Acquisition Agreement entered between the parties on March 4, 1996, shall be defined to include said Acquisition Agreement and this Agreement.

11. Agreement Article 29 is amended by replacing the name and the addresses for notifying the PURCHASER with the following:

                  "Powertel PCS, Inc.
                  c/o Jill Dorsey, Vice-President/General Counsel
                  1233 O.G. Skinner Drive
                  West Point, GA  31833"

12. Upon request by PURCHASER, SELLER agrees to negotiate in good faith a performance-based Systems Support Agreement to be effective from the end of the Warranty Period until December 31, 2001 for all of PURCHASER's Markets. A Market is defined as (1) the PURCHASER's combined Kentucky and Tennessee BTAs; (2) the Atlanta, Georgia MTA; (3) the Birmingham, Alabama MTA; (4) the Jacksonville, Florida MTA; or (5) the Memphis, Tennessee / Jackson, Mississippi MTA. Such negotiation will be based upon the prices and terms in the 4 March 1996 Acquisition Agreement.

13. PURCHASER and SELLER shall jointly agree upon a scheduled date certain for the Kentucky and Tennessee BTA Initial Configuration. PURCHASER and SELLER shall also jointly agree upon a project implementation schedule for the Kentucky and Tennessee BTAs. PURCHASER and SELLER shall attempt to reach agreement on said schedules and dates no later than sixty (60) days from the date this Amendment is signed.

14. Except as expressly modified by this Amendment, or by updated attachments to the Agreement as provided below, the Agreement shall continue in full force and effect in accordance with its original terms and conditions. In the event of any conflict or inconsistency among the provisions of the Amendment, the attachments, or the Agreement, such conflict or inconsistency shall be resolved by giving precedence first to the Amendment, next to the updated attachments to the Agreement, and finally to the Agreement.

15.      Agreement Article 38 is amended as follows:

         a) DELETE: "This Agreement, the RFQ and its supplements and SELLER's responses thereto, and the Attachments referenced herein constitute the entire Agreement..."



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         b)       REPLACE WITH: "This Agreement, the RFQ and its supplements and
                  SELLER's responses thereto, the RFQII, SELLER's 9 June 1997 Response to RFQII, PURCHASER's Requests for Clarification of SELLER's 9 June 1997 Response, and SELLER's Responses to PURCHASER's Requests for Clarification, and the Attachments, as referenced herein and subsequently updated by the parties, constitute the entire Agreement..."

ARTICLE 2         INCENTIVE COMMITMENT

1. SELLER grants PURCHASER free BSC hardware worth *** of the net price of the BTS hardware deliveries through the end of 1998 for the Kentucky and Tennessee BTAs. This incentive is capped at a maximum of ***.

2. SELLER grants PURCHASER RF services credit worth *** of the net price of the BTS hardware deliveries through the end of 1998 for the Kentucky and Tennessee BTAs. This incentive is capped at a maximum of ***. This credit is effective on orders placed for services scheduled to occur after 1 January 1998 and may be used for any RF services purchased from SELLER for any of PURCHASER's markets. This credit is updated monthly based on the BTS deliveries completed for the Kentucky and Tennessee BTAs. This credit replaces the specific RF Verification and RF Optimization incentives described in Agreement Attachment A, Sections
         3.5 and 3.6 for the Kentucky and Tennessee BTAs.

3. SELLER grants PURCHASER a cooperative advertising incentive worth *** of the net sales price of the Kentucky and Tennessee BTA Initial Configuration. This incentive is capped at a maximum of *** and is effective 1 January 1998. The application of this incentive is more fully described in Agreement Article 25.

4. SELLER grants PURCHASER a technical training credit for the courses and quantities specified in Section 3.7 of Agreement Attachment A based on the Initial Configuration for the Kentucky and Tennessee BTAs.

5. PURCHASER will issue payment to SELLER for all invoices related to delivery and installation of SELLER's PBX product through the date of this Agreement. If PURCHASER grants SELLER exclusivity for its PBX-ACD product line through the year 2001, subject to PURCHASER's current PBX-ACD RFQ evaluation, SELLER will give PURCHASER credit ***. PURCHASER's evaluation of SELLER's PBX-ACD product should be completed prior to 31 December 1997. If PURCHASER selects another vendor for its PBX or ACD products, such selection will not effect any other terms or conditions of the Agreement.

ARTICLE 3         DISCOUNT COMMITMENT

1. Agreement Attachment A is hereby amended to include the following volume discount steps and conditions. These volume discounts are applied to the list prices less Initial System Discount as fully described in Agreement Attachment A, Section 2.2 and as shown in the following formula:

                  Net Price = List Price x (***) x (***)

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*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.


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                              EXECUTION VERSION

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         For example, a BTS hardware unit purchased for Kentucky in 1998 is priced as follows using a ***volume discount according to paragraph 1.a.ii:

                  Net Price = List Price x (***) x (***) = List Price x ***

         Only a single volume discount is applied to each item purchased. The volume discounts specified in Section 2.2 of Agreement Attachment A are used unless a different volume discount is applied by the amendment.

         a) PURCHASER will receive the following volume discounts for MSC, HLR, BSC, and BTS hardware:

                  i) A *** volume discount effective on orders placed after the date of signing of this amendment for the Birmingham, Memphis/Jackson, and Jacksonville MTAs effective through 31 December 1997;

                  ii) A *** volume discount effective for orders placed for delivery after 1 January 1998 for the Birmingham, Memphis/Jackson, and Jacksonville MTAs and for the Kentucky and Tennessee BTAs;

                  iii) A *** volume discount for Expansions beyond the Atlanta MTA Initial Configuration;

                  iv) SELLER grants PURCHASER a *** volume discount for one MSC and one BSC to be delivered during 1997 for the Kentucky and Tennessee BTAs. If needed for the Nashville buildout, PURCHASER may purchase, using the *** volume discount, up to 30 BTSs from SELLER for delivery during 1997.

         b) PURCHASER will receive the following volume discounts for BSC software:

                  i) A *** volume discount effective on orders placed after the date of signing of this amendment for the Birmingham, Memphis/Jackson, Jacksonville, and Atlanta MTAs effective through 31 December 1997;

                  ii) A *** volume discount effective on orders placed after 1 January 1998 for the Birmingham, Memphis/Jackson, Jacksonville, and Atlanta MTAs;

                  iii) A *** volume discount effective on orders placed after the date of signing of this amendment for the Kentucky and Tennessee BTAs.

         c) PURCHASER will receive the following volume discounts for MSC software:

                  i) A *** volume discount effective on orders placed after the date of signing of this amendment for the Kentucky and Tennessee BTAs;

                  ii) Volume discount steps applied to all markets as defined in Agreement Attachment A using the cumulative ETCs ordered for all markets including the Kentucky and Tennessee BTAs.

         d) PURCHASER will receive a *** volume discount on Power Hardware effective on orders placed after 9 June 1997 for all markets including the Kentucky and Tennessee BTAs.

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*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.


NOT FOR DISCLOSURE OUTSIDE POWERTEL AND ERICSSON EXCEPT UNDER WRITTEN AGREEMENT
                              EXECUTION VERSION


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2.       Agreement Attachment A is hereby amended to reflect the following BTS hardware price reductions:

         a) A BTS cabinet list price reduction from *** to *** effective on orders placed for delivery after 1 January 1998 for all markets;

         b) A LNA/TMA list price reduction from *** to *** per unit effective on orders placed after the date of signing of this amendment for the Birmingham, Memphis/Jackson, and Jacksonville MTAs and for the Kentucky and Tennessee BTAs;

         c) A LNA/TMA list price reduction from *** to *** per unit effective for Expansions to the Atlanta MTA Initial Configuration (BTSs ordered beyond PURCHASER's commitment of *** TRUs);

         d) A 2-TRU micro-BTS (RBS 2301) discounted sales price reduction to ***;

         e) An active antenna (single-carrier) discounted sales price reduction to ***.

3. Agreement Attachment A is hereby amended to reflect the following BTS installation price changes:

         a) A single-cabinet BTS installation price of *** for the Birmingham, Memphis/Jackson and Jacksonville MTAs and for the Kentucky and Tennessee BTAs;

         b) A single-cabinet BTS installation price of *** for Expansions to the Atlanta MTA Initial Configuration.


ARTICLE 4         SOFTWARE PRICING

1. List software pricing for the MSC and BSC nodes quoted in SELLER's Kentucky and Tennessee RFQII response is as follows:

                  MSC/VLR Software                          *** per ETC
                  BSC/TRC Software                          *** per TRU

         These software prices are applicable only to new nodes being installed at the CMS 40 R7 software level. Other nodes, or nodes being placed into service at CMS 40 R3 level, will be priced using the PURCHASER's current software prices.

2. SELLER agrees to negotiate in good faith for all markets the sale of certain BSC software features on a per-BSC level.

3. SELLER agrees to negotiate in good faith for all markets the sale of certain MSC/VLR end-user software features on a per 5,000-subscriber basis.

4. SELLER agrees to provide CMS 40 R7 software pricing for all MSCs and BSCs ordered for the Kentucky and Tennessee BTAs. For MSCs and BSCs requested by PURCHASER to be installed prior to the availability of CMS 40 R7, SELLER's CMS 40 R3 software will be installed. SELLER will provide the R3 to R7 upgrade software for these nodes, excluding upgrade services and any necessary hardware, free of charge to PURCHASER once CMS 40 R7 is available.

 -----------

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.


NOT FOR DISCLOSURE OUTSIDE POWERTEL AND ERICSSON EXCEPT UNDER WRITTEN AGREEMENT
                              EXECUTION VERSION

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ARTICLE 5         AGREEMENT ATTACHMENT UPDATES

1. The following Agreement Attachments are updated with the Attachments as provided below:

         a) Agreement Attachment A is amended to add Appendix IX, document number EUS/RO/IM-97:072, Revision B. This description of included basic and optional software features applies to MSC and BSC elements for the Kentucky and Tennessee BTAs installed at the CMS 40 R7 level. Previous software pricing applies to other PURCHASER markets, other CMS 40 nodes, and for all nodes installed in the Kentucky and Tennessee BTAs at the CMS 40 R3 level.

         b) Agreement Attachment A is amended to add Appendix X, document number EUS/RO/IM-97:073, Revision B, which specifies the optional, non-purchased software features available for CMS 40 R7.

         c) Agreement Attachment A is amended to add Appendix XI, document number EUS/RO/IM-97:069, Revision B, which specifies the new BSC hardware available for CMS 40 R7. BSC nodes installed at the CMS 40 R3 level will be priced according to the previous Agreement.

         d) Agreement Attachment N is amended to add SELLER's response (the "Response"), dated June 9, 1997, to PURCHASER's Request for Quotation for Network Equipment to serve the Kentucky and Tennessee BTAs, and PURCHASER's requests for clarification to the Response and SELLER's answers to PURCHASER's requests for clarification. Attachment N is incorporated herein by reference except as modified by the Amendment.

         e) Agreement Attachment A is amended to add Appendix XII, document number EUS/RO/IM-97:192, Revision A, which specifies the Initial Configuration and pricing for the Kentucky and Tennessee BTAs.

         f) SELLER agrees to maintain sufficient staffing in its West Point core office and its local market offices in order to support PURCHASER's Initial Configuration network build-out. This support staff organization consists of project management, implementation, and system support resources.

                  Project management and implementation resources will be provided by SELLER sufficient to implement all PURCHASER Initial Configurations, including the Atlanta MTA and the Kentucky and Tennessee BTAs. SELLER will establish a local operations office in Kentucky in order to support the Kentucky and Tennessee BTA Initial Configuration build-out.

                  SELLER will maintain system support (R-TAC) staffing in West Point during the Warranty Period. After the Warranty Period, SELLER's continuation of local support is contingent upon successful negotiation of a performance-based support agreement for all of PURCHASER's Markets.

                  SELLER's support of PURCHASER, including its level of staffing and the organization of its staff, must be consistent with
                  Section 1.9 of SELLER's response to RFQII and SELLER's support of PURCHASER's network build-out of the Birmingham, Jacksonville, and Memphis MTAs.

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2.       PURCHASER and SELLER shall negotiate in good faith and jointly agree to updates or replacements for all of the Agreement's Attachments, which shall be incorporated by reference into the Amendment, to make the Attachments conform to the parties agreement as set forth in the Amendment and SELLER's response to RFQII.

3. PURCHASER understands that SELLER will price all MSC, HLR, BSC, and BTS hardware according to the hardware configurations defined at the time of purchase using the unit and package prices in the Appendices of Agreement Attachment A. New AXE hardware is priced by SELLER based on prices for equivalent functionality in older hardware versions.

ARTICLE 6         SYSTEM PERFORMANCE

1. SELLER agrees to provide PURCHASER a performance based credit for system down-time. SELLER will give PURCHASER a CMS 40 system infrastructure credit of *** during the period of 5:00 a.m. to 12:00 midnight (hereinafter "Prime Time") for outages proximately caused by SELLER's acts or omissions related to the failure of equipment manufactured, engineered and installed by SELLER or related to software developed and installed by SELLER. This credit is capped at *** per Market per year. SELLER's payment shall be mitigated to the extent SELLER shows outage has been caused by PURCHASER.

2. The outage must be fully documented by PURCHASER and the SELLER must be provided information reasonably requested by SELLER regarding the number of effected subscribers and the length of the outage. Software upgrades installed solely at PURCHASER's request (when such request specifies the upgrade is to made during Prime Time), First Office Applications ("FOAs"), and other activities specifically requested by PURCHASER to be performed by SELLER during Prime Time are excluded from these penalties.

         These system performance penalties are effective during the Warranty Period. At the end of the Warranty Period, SELLER will negotiate a performance-based support agreement with PURCHASER.


ARTICLE 7         FINANCING

1. PURCHASER can use financing secured by SELLER for the Kentucky and Tennessee BTAs for professional services purchased from SELLER. A financed limit of *** applies to additional services purchased beyond the engineering and installation sold with each network element.

2. PURCHASER and SELLER agree to negotiate a credit agreement in good faith as described in Section 1.4 of SELLER's response to RFQII.



-----------

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.


NOT FOR DISCLOSURE OUTSIDE POWERTEL AND ERICSSON EXCEPT UNDER WRITTEN AGREEMENT
                              EXECUTION VERSION

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ARTICLE 8         SOFTWARE SUBSCRIPTION

1. Agreement Attachment A is hereby amended to include the following software subscription description and pricing.

         a) The software subscription offered by SELLER allows PURCHASER to receive the following deliverables for a quarterly fee. These items only apply to nodes for which software has been previously purchased.

                  i) New CMS 40 system releases consisting of basic features installed and tested in a single node by SELLER and released to PURCHASER;

                  ii) Enhancements to optional features previously purchased by PURCHASER installed and tested in a single node by SELLER and released to PURCHASER;

                  iii) A three (3) month trial period for optional feature packages excluding any required hardware, DT changes, or engineering or testing services provided by SELLER;

                  iv) Software updates for AXE nodes to be released to PURCHASER;

                  v) Software corrections installed by SELLER in one node and released to PURCHASER.

         b) The software subscription consists of a two (2) year contract with eight (8) quarterly payments based on the number of nodes in PURCHASER's network. The quarterly prices per node with the *** Initial System Discount applied are as follows:

                           AXE Nodes (MSC, BSC, HLR)         ***  per node
                           Remote BSC                        ***  per node
                           OSS Node                          ***  per node
                           SOG and BGw Nodes                 ***  per node

                  Volume discounts do not apply to the software subscription purchase. Payments are made at the end of each calendar quarter based on the number of nodes in PURCHASER's network at the time of the payment. The software subscription can be started at any time and guarantees PURCHASER three (3) CMS 40 system release upgrades.

                  SELLER grants PURCHASER an option to extend this two year software subscription for an additional year under the same terms if the PURCHASER exercises its option during the first year of the software subscription. If PURCHASER elects to extend the software subscription within the first year, a discount of *** will be applied to the second and third year prices (quarterly payments five through twelve).

                  If PURCHASER originally commits to a three year software subscription, a *** discount will apply to all twelve (12) quarterly payments.

         c) The purchase of a software subscription must be accompanied by a System Support Agreement beyond the Warranty Period.

-----------

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

NOT FOR DISCLOSURE OUTSIDE POWERTEL AND ERICSSON EXCEPT UNDER WRITTEN AGREEMENT
                              EXECUTION VERSION

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ARTICLE 9         LEGAL COMPLIANCE

1. SELLER shall comply with the legal requirements for advanced lawful intercept (CALEA) upon the schedule required by law, including any extensions that may be granted as provided below. The price for the CALEA intercept feature shall be commercially reasonable and shall be identified by SELLER as the feature is further along in the development process.

2. If SELLER is unable to meet the legally required implementation date for CALEA, PURCHASER will seek a reasonable extension of such date upon written request by SELLER. If granted such extension, SELLER's failure shall not be deemed to be a default of this Agreement. SELLER shall promptly reimburse PURCHASER for its reasonable legal and other expenses in requesting such extension, when SELLER is primarily the cause for requesting such extension, whether or not granted.

3. Should PURCHASER be fined or otherwise have a monetary forfeiture imposed upon it by a governmental agency for PURCHASER's failure to meet the CALEA compliance date where such failure is due to SELLER's inability to timely deliver such feature, SELLER shall reimburse PURCHASER for the same.

4. SELLER represents and warrants that its equipment and software will comply, and will enable PURCHASER to comply, with all applicable federal, state, and local laws, regulations, and codes. The price to PURCHASER for equipment and software necessary for compliance to such laws, regulations, and codes shall be commercially reasonable, unless priced under the Agreement.



AGREED TO AND EXECUTED THIS 2ND DAY OF SEPTEMBER 1997


SELLER                                PURCHASER
Ericsson Inc.                         Powertel PCS, Inc.


/s/ Bo Hedfors              9/2/97    /s/ Allen E. Smith                 9/2/97
----------------------------------    -----------------------------------------
     Signature and Date                    Signature and Date

   Bo Hedfors                            Allen E. Smith
   President & C.E.O.                    President & C.E.O.




NOT FOR DISCLOSURE OUTSIDE POWERTEL AND ERICSSON EXCEPT UNDER WRITTEN AGREEMENT
                              EXECUTION VERSION




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